                                                                     Exhibit 23A

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-43734, 33-60400, 333-20979, 333-32437,
33-13302, 33-66574, 333-58181, 333-58165, 33-35944, 333-95863, and 333-95855.


                                       /s/ Arthur Andersen LLP

Minneapolis, Minnesota,
May 18, 2001